POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that [Michael Cahill], whose signature appears below, constitutes and appoints Nicole J. Macarchuk, Michael R. McFerran and William C. Sonneborn and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P, KKR Series Trust and KKR Income Opportunities Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 25, 2013

/s/ Michael Cahill
Michael Cahill

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that JEFFREY ZLOT, whose signature appears below, constitutes and appoints Nicole J. Macarchuk, Michael R. McFerran and William C. Sonneborn and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P, KKR Series Trust and KKR Income Opportunities Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 25, 2013

/s/ Jeffrey Zlot
Jeffrey Zlot

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that TOBIN LEVY, whose signature appears below, constitutes and appoints Nicole J. Macarchuk, Michael R. McFerran and William C. Sonneborn and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P, KKR Series Trust and KKR Income Opportunities Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   March 25, 2013

/s/ Tobin Levy
Tobin Levy